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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 4, 2005

                                    CDI CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                      1-5519                                    23-2394430
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                   (Commission                                (IRS Employer
                   File Number)                            Identification No.)

  1717 Arch Street, 35th Floor, Philadelphia, PA                19103-2768
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     (Address of Principal Executive Offices)                   (Zip Code)

                                 (215) 569-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 4, 2005, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release reporting the Company's financial results for its second quarter ended June 30, 2005 and announcing a quarterly cash dividend of $0.11 per share. A copy of the Company's news release is attached hereto as
Exhibit 99 and is hereby incorporated by reference.

The information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CDI CORP.
                                                     (Registrant)


                                                     By: /s/ Roger H. Ballou
                                                         -----------------------
                                                         Roger H. Ballou
                                                         President and
                                                         Chief Executive Officer

Date: August 4, 2005

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                                 EXHIBIT INDEX

Exhibit Number   Description
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99               News Release dated August 4, 2005, issued by CDI Corp.